Dear Shareholder,

As a Chairman of the Builders ProLoan Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by delivering quality core investment results and service, while working in the community providing ProLoan mortgages to new home buyers and employment opportunities for organized building trades. We actively participate in coordinating the origination and securitization of home mortgages resulting in the hands-on approach needed to have an impact in our targeted mortgages markets. This annual report contains audited financial statements for the period ending December 31, 1998.

The Fund completed its first full year of operations during 1998 delivering quality core fixed income management to its investors. The Fund actively participated in the coordination, origination and securitization of home mortgages in various cities in the Midwest generating approximately 520 loan applications for a total of $72,802,539. The program performance has been strong in both St. Louis and Chicago in a period of historically low interest rates. Currently, the rate protection offered by ProLoan is in less demand but should interest rates rise there will be an increase in demand.

During 1998, the Fund experienced an increase in total assets from $130,501,342 to $179,735,012 representing approximately 38% growth. This pattern of growth is attributable to the increase in the mortgage loan pipeline from $9,604,137 to $46,195,235, and new investors for $8,600,000. In 1999, the marketing group is expecting new investors. Combined with continued growth in the mortgage pipeline, total assets should continue to grow dramatically.

During 1998, the investment performance managed by Scott Colbert, sub-advisor to the Fund, provided investors with a total return of 6.48% for 1998. This compares favorably to the Funds peer groups, due to the Fund's longer duration and higher yields. The consistent market like performance of the sub-advisor should continue into 1999.

As the Fund enters the 1999 calendar year we look forward to another successful year of investment performance and continued growth in the ProLoan program. As always, I am available to discuss any aspect of the Fund with any investor so please do not hesitate to call or write.


Sincerely,


John W. Stewart, Chairman
Builders ProLoan Fund, Inc.

                           BUILDERS PROLOAN FUND, INC.
                             PERFORMANCE COMPARISON
                                 (TOTAL VALUE)

                                10/31/97    11/30/97    12/31/97    1/31/98     2/28/98
                                --------    --------    --------    -------     -------
Builders ProLoan Fund          10,000.00   10,041.30   10,158.50   10,280.90   10,266.10
Lipper US Mortgage Fund Index  10,000.00   10,039.10   10,133.50   10,243.40   10,252.70
Lehman Bros. Mortgage-Backed
  Securities Index             10,000.00   10,033.00   10,124.30   10,224.53   10,246.00


                                3/31/98     4/30/98     5/31/98     6/30/98     7/31/98
                                -------     -------     -------     -------     -------
Builders ProLoan Fund          10,289.10   10,333.50   10,426.60   10,506.40   10,513.30
Lipper US Mortgage Fund Index  10,273.80   10,325.30   10,391.80   10,442.70   10,488.00
Lehman Bros. Mortgage-Backed
  Securities Index             10,280.84   10,339.44   10,407.68   10,457.64   10,510.97



                                8/31/98     9/30/98    10/31/98     11/30/98     12/31/98
                                -------     -------    --------     --------     --------
Builders ProLoan Fund          10,672.20   10,845.80   10,704.30    10,766.20    10,817.10
Lipper US Mortgage Fund Index  10,590.50   10,720.80   10,661.50    10,714.20    10,758.70
Lehman Bros. Mortgage-Backed
  Securities Index             10,606.62   10,734.96   10,721.01    10,774.61    10,820.94

Commerce Bank, NA, the investment sub-advisor, is very pleased to report investment results for the Builders ProLoan Fund, Inc.

                              12 Months      Inception*
                              ---------      ----------
ProLoan Fund                    6.48%           6.96%
Lipper Peer Group               6.17%           6.47%
Relative Performance            +.31 bp         +.49 bp

Inception 10/31/97
* Inception returns are annualized

For the year ending December 31, 1998, the Builders ProLoan Fund returned 6.48%. This compares favorably to the Fund's peer group as measured by the Lipper US Mortgage Fund Index's return of 6.17%. For the fourteen months since inception, the Builders ProLoan Fund has generated an annualized return of 6.96%. This also compares extremely favorably to the index's return of 6.47%. The Lipper U.S. Mortgage Fund Index's performance results are an equally weighted return of the 30 largest mortgage mutual funds that invest primarily in government guaranteed mortgage backed securities.

The positive results were generated primarily during the first seven months of the year. August through mid-November was generally a period of under performance as mortgage spreads widened dramatically relative to Treasury bonds. Fortunately the fund posted a strong showing late in the year as the global credit crunch dissipated and yield oriented securities showed dramatic gains.

How did we outperform over the course of the year?

Our positive results were generated primarily because of our longer duration and a higher yield than our peer group. These two factors were more than enough to offset the negative drag associated with building a ProLoan "pipeline" of mortgages as we attempt to fulfill our investment objective of investing at least 65% of the fund's total assets in ProLoan originated mortgage backed securities.

Throughout 1998, the duration of the portfolio was positioned longer than our peer group. As interest rates declined throughout the year, this long duration/maturity benefited the fund. However, during the mid-August credit crisis sparked by the Russian government default, spreads on non-Treasury issues including mortgage backed bonds widened. Investors wanted the safety of Treasuries and drove yields on 30 year bonds to record lows. This sharp Treasury rally frightened mortgage investors who worried that the refinancing of their mortgage bonds would rise quickly. As the international markets settled down Treasury yields rose enough to quell the fear of a substantial refinancing wave.

Commerce Bank
ProLoan Fund, Inc.
January 29, 1999
Page 2


We maintained our longer duration for two strategic reasons. Primarily, we were positive on the outlook for inflation and thus positive on the overall direction of interest rates. Secondly, the upward sloping yield curve means that longer maturity issues increased the portfolio's yield. Although those issues were more volatile, the extra yield over time should likely outweigh this risk.

On a tactical basis we positioned the average mortgage coupon of the fund to be less than that of the market. While this resulted in a modest sacrifice to current yield, it benefited the total return of the fund as our securities were less likely to be called away. In addition, the fund also benefited by having less exposure to mortgages than a typical fund. The Fund's net mortgage exposure at the end of 1998 was approximately 82% versus the average fund which had closer to 100% exposure to mortgage backed securities. Mortgages were one of the weaker performing sectors in the bond market during 1998, so our exposure to Treasuries, corporate and asset backed securities helped us out-perform. Finally, as the year went on we reduced the credit quality of the portfolio to AA1, down slightly from the AAA level at the beginning of the year. This incremental credit bet did not add any additional return during the year, but should pay off handily in 1999.

Going forward, it's fair to say our results will not likely be as outsized relative to the competition as they have over the first fourteen months of operation. This isn't meant to act as a warning, but merely a cautionary signal to investors that interest rates aren't nearly as likely to decline as they did during 1998. In addition, we continue to build the ProLoan "pipeline" of commitments, which has tended to act as a drag on performance. We do so in an effort to fulfill the investment objective of having at least 65% of the Fund's total assets invested in ProLoans. At the end of December, we had a 62% exposure to ProLoans. We continue to work diligently in the origination and creation of ProLoans in our investor markets.

Cautionary notes aside, Commerce Bank is extremely pleased to have assisted in generating what amounts to an outstanding full year of investment performance. We're extremely proud of the efforts the Builder ProLoan Fund continues to expand while providing a conservative investment offering. Not only has the fund been able to generate a reasonable bond like return to its investors, but we're able to reinvest monies back into our investor communities to provide attractive financing for those families seeking quality built single family housing.



Scott M. Colbert, CFA
Director of Fixed Income
Commerce Bancshares, Inc.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                             % OF      MARKET
PAR VALUE                                                 NET ASSETS   VALUE
---------                                                 ----------   -----
             U.S. GOVERNMENT AGENCY                          1.9%
             Federal National Mortgage Association***
                 5.75%  4/15/2003
2,500,000        (Cost $2,521,094)                                  $2,570,305
                                                                    -----------
             U.S. GOVERNMENT AGENCY -
                  MORTGAGE BACKED SECURITIES                48.3%
             GOVERNMENT NATIONAL MORTGAGE ASSOCATION II      0.7%
             Pool 1470***
   40,011         9.00% 9/20/2020                                       42,678
             Pool 1472***
   19,526         10.00% 9/20/2020                                      21,375
             Pool 1507***
   26,110         9.50% 11/20/2020                                      28,059
             Pool 1614***
   33,751         9.00% 5/20/2021                                       36,000
             Pool 1615***
   32,308         9.50% 5/20/2021                                       34,728
             Pool 1646***
  345,031         6.00% 4/20/2024                                      340,907
             Pool 1740***
   80,188         9.00% 12/20/2021                                      85,531
             Pool 1920***
  272,485         7.50% 12/20/2024                                     280,101
                                                                    -----------
                                                                       869,379
                                                                    -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCATION II     17.2%
             VARIABLE RATE*
             Pool 8373***
  224,526         6.875% 1/20/2024                                     227,505
             Pool  8386***
   84,769         6.875% 3/20/2024                                      85,892
             Pool 8387***
   39,430         6.875% 3/20/2024                                      39,950
             Pool 8471***
  223,065         7.00% 8/20/2024                                      226,265
             Pool 8494***
  224,005         7.00% 9/20/2024                                      227,212
             Pool 8538***
  221,418         7.00% 11/20/2024                                     223,963
             Pool 8575***
  164,561         6.875% 1/20/2025                                     166,707
             Pool 8576***
  163,254         6.875% 1/20/2025                                     165,382
             Pool  8578***
  210,081         6.875% 1/20/2025                                     212,800
             Pool 8590***
  147,939         6.875% 2/20/2025                                     149,871


See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

-------------------------------------------------------------------------------
                                                         % OF         MARKET
PAR VALUE                                             NET ASSETS      VALUE
---------                                             ----------      -----
                GOVERNMENT NATIONAL MORTGAGE ASSOCATION II - CONTINUED
                Pool 8607***
   235,902           6.875% 3/20/2025                                 $238,968
                Pool 833685***
    95,651           8.75% 1/20/2024                                    96,899
                Pool 8191***
   244,970           6.75% 5/20/2023                                   248,605
                Pool 8302***
   214,459          6.87% 10/20/2023                                   216,986
                Pool 8315***
    39,421          6.87% 11/20/2023                                    39,883
                Pool 8324***
    81,894          6.87% 11/20/2023                                    82,858
                Pool 8340***
    75,654          6.87% 12/20/2023                                    76,545
                Pool 8419***
   129,917          6.75% 5/20/2024                                    131,850
                Pool 8420***
   378,870          6.75% 5/20/2024                                    384,489
                Pool 8479***
   252,528          6.50% 8/20/2024                                    256,141
                Pool 8482***
    35,520          6.50% 8/20/2027                                     36,025
                Pool 8502
   191,707          6.50% 9/20/2024                                    194,434
                Pool 8503
   117,687          6.50% 9/20/2024                                    119,364
                Pool 8539
   255,208          6.87% 11/20/2024                                   258,143
                Pool 8540
   219,635          6.87% 11/20/2024                                   222,166
                Pool 8705
   215,219          6.50% 9/20/2025                                    218,232
                Pool 833684
   233,784          6.87% 11/20/2023                                   236,484
                                                                 -------------
                                                                     4,783,619
                                                                 -------------

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                            % OF       MARKET
PAR VALUE                                                NET ASSETS    VALUE
---------                                                ----------    -----
                GOVERNMENT NATIONAL MORTGAGE ASSOCATION      2.3%
                Pool 102990
    64,022           12.50% 12/15/2013                                $73,303
                Pool 349645
   486,090           7.00% 6/15/2023                                  498,206
                Pool 349646
    36,136           8.50% 9/15/2024                                   38,327
                Pool 349647
    53,421           7.50% 7/15/2023                                   55,131
                Pool 367556
   636,282           6.50% 10/15/2024                                 643,307
                Pool 367563
   710,951           7.00% 11/15/2024                                 728,612
                Pool 367574
    46,221           8.50% 6/15/2025                                   49,190
                Pool 380088
   574,090           7.00% 8/15/2024                                  588,351
                Pool 388962
    81,134           7.50% 1/15/2026                                   83,706
                Pool 340649
   257,775           7.50% 6/15/2023                                  266,083
                                                                    ---------
                                                                     ,024,216
                                                                    ---------
                FEDERAL HOME LOAN MORTGAGE CORPORATION       0.7%
                Series 1403 Class J
    61,000           6.50% 7/15/2019                                   61,399
                Pool D56099
   841,962           6.50% 8/1/2024                                   849,177
                                                                    ---------
                                                                      910,576
                                                                    ---------
                FEDERAL HOME LOAN MORTGAGE CORPORATION       0.1%
                VARIABLE RATE*
                Pool 635235
   160,934           7.60% 6/01/2025                                  162,719
                                                                    ---------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION       39.8%
                Series 1991-67 Class H
     9,692           8.00% 7/25/2020                                    9,669
                Series 1992-25 Class J
    60,000           7.50% 12/25/2006                                  61,590
                Series 1992-181 Class PH
    61,000           6.50% 9/25/2019                                   61,289
                Series 1993-30 Class PG
    15,000           6.65% 9/25/2017                                   15,088
                Series 1993-178 Class A
       623           5.25% 9/25/2023                                      621
                Pool 50698
     6,102           7.50% 3/1/2023                                     6,278

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                          % OF         MARKET
PAR VALUE                                              NET ASSETS      VALUE
---------                                              ----------      -----
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - CONTINUED
                Pool 50992
 1,058,299           6.50% 3/1/2024                                  $1,067,064
                Pool 185857
    70,870           8.00% 11/1/2002                                     72,479
                Pool 185861
    29,521           9.00% 2/1/2006                                      30,963
                Pool 185862
    32,277           9.00% 10/1/2005                                     33,853
                Pool 185863
    56,661           9.50% 8/1/2004                                      59,042
                Pool 250029
   188,650           6.50% 5/1/2024                                     190,213
                Pool 281830
   831,433           6.50% 4/1/2024                                     838,319
                Pool 281831
 1,393,467           6.50% 4/1/2024                                   1,405,008
                Pool 281832
 1,172,177           6.50% 4/1/2024                                   1,181,885
                Pool 285271
   979,422           6.00% 5/1/2024                                     967,381
                 Pool 285272
 1,080,749           6.50% 5/1/2024                                   1,089,700
                Pool 286809
   871,964           6.50% 6/1/2024                                     879,186
                Pool 288235
 1,062,404           6.50% 6/1/2024                                   1,071,203
                Pool 290270
 1,239,003           6.50% 7/1/2024                                   1,249,265
                Pool 290272
   701,220           6.00% 9/1/2024                                     692,599
                Pool 290274
   977,268           6.50% 9/1/2024                                     985,362
                Pool 291853
 1,258,910           6.50% 7/1/2024                                   1,269,336
                Pool 293577
 1,023,944           6.50% 8/1/2024                                   1,032,425
                Pool 293579
 2,192,731           6.50% 9/1/2024                                   2,210,892
                Pool 295784
 2,244,059           6.50% 9/1/2024                                   2,262,644
                Pool 295895
   614,622           6.50% 1/1/2025                                     619,713
                Pool 305501
   563,652           7.25% 1/1/2025                                     578,309


See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                          % OF         MARKET
PAR VALUE                                              NET ASSETS      VALUE
---------                                              ----------      -----
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - CONTINUED
                Pool 305605
   986,767           6.50% 1/1/2025                                    $994,939
                Pool 337666
   974,803           7.50% 5/1/2026                                   1,002,319
                Pool 337670
   395,793           8.00% 11/1/2026                                    410,320
                Pool 345063
   838,213           7.50% 4/1/2026                                     862,050
                Pool 363714
   566,005           8.00% 11/1/2026                                    586,778
                Pool 368324
   328,548           8.00% 12/1/2026                                    340,606
                Pool 372254
   693,117           7.50% 2/1/2027                                     712,698
                Pool 379141
   536,491           7.50% 5/1/2027                                     551,647
                Pool 379182
   689,770           7.50% 6/1/2027                                     709,256
                Pool 392423
   614,768           7.50% 6/1/2027                                     632,135
                Pool 394649
   144,262           7.50% 7/1/2027                                     148,337
                Pool 395131
   609,672           7.50% 8/1/2027                                     626,896
                Pool 397941
   813,865           7.50% 8/1/2027                                     836,857
                Pool 400581
   662,383           7.50% 9/1/2027                                     681,096
                Pool 400881
 1,044,360           7.50% 10/1/2027                                  1,073,864
                Pool 403662
   253,142           7.50% 10/1/2027                                    260,293
                Pool 413349
   663,982           7.00% 1/1/2028                                     678,305
                Pool 417167
 1,204,921          7.00% 1/1/2028                                    1,230,967
                Pool 421664
   852,423           7.00% 3/1/2028                                    $870,811
                Pool 425400
 1,008,577           7.00% 4/1/2028                                   1,030,334
                Pool 429756
 1,263,021           7.00% 5/1/2028                                   1,290,266
                Pool 436722
 1,086,402          7.00% 7/1/2028                                    1,109,837
                Pool 436821
 1,212,206           7.00% 7/1/2028                                   1,238,355
                Pool 440501
 1,376,512           7.00% 8/1/2028                                   1,406,205
                Pool 443050

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                           % OF         MARKET
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
           FEDERAL NATIONAL MORTGAGE ASSOCIATION - CONTINUED
  867,914       6.50% 8/1/2028                                         $874,973
           Pool 443545
1,209,877       7.00% 9/1/2028                                        1,235,975
           Pool 446453
1,085,277       6.50% 10/1/2028                                       1,094,105
           Pool 446454
1,900,501       7.00% 10/1/2028                                       1,941,498
           Pool 450535
1,058,541       6.50% 10/1/2028                                       1,067,151
           Pool 453442
3,842,364       6.50% 12/1/2028                                       3,873,617
           Pool 454505
1,440,232       6.50% 11/1/2028                                       1,451,946
           Pool 455141
  983,428       6.50% 11/1/2028                                         991,427
           Pool 457539
1,082,819       7.00% 12/1/2028                                       1,106,177
                                                                  -------------
                                                                     52,863,416
                                                                  -------------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION           1.2%
           VARIABLE RATE*
           Pool 295899
  165,579       7.41% 7/1/2025                                          168,850
           Pool 305512
  115,703       7.40% 5/1/2025                                          117,650
           Pool 308626
  193,741       7.28% 4/1/2025                                          197,299
           Pool 308627
  165,993       7.47% 3/1/2025                                          169,326
           Pool 308634
  113,646       7.28% 6/1/2025                                          115,847
           Pool 321228
  286,925       7.60% 8/1/2025                                          293,536
           Pool 321229
  191,585       7.60% 8/1/2025                                          195,938
           Pool 322170
    8,619       7.40% 8/1/2025                                            8,806
           Pool 333923
  164,757       7.28% 10/1/2025                                         167,815
           Pool 365957
  135,506       7.43% 6/1/2025                                          137,289
                                                                  -------------
                                                                      1,572,356
                                                                  -------------

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                          % OF         MARKET
PAR VALUE                                              NET ASSETS      VALUE
---------                                              ----------      -----
               TOTAL U.S. GOVERNMENT AGENCY
                    MORTGAGE BACKED SECURITIES
                    (COST $63,618,764)                             $64,186,281
                                                                   -----------
               ASSET BACKED SECURITIES                   18.9%
               Advanta Mortgage Loan Trust
1,774,882           8.92%  1/25/2026                                $1,855,746
               Asset Securitization Corporation
  500,000           7.75% 1/13/2030                                    549,993
               CMC Securities Corporation III
  690,555           6.00% 2/25/2009                                    689,965
               Countrywide Funding Corporation
   50,000           6.50% 5/25/2024                                     49,912
               Chase Mortgage Finance Corporation
1,000,000           6.50% 9/25/2009                                  1,000,265
               Citibank Credit Card Master Trust I
4,600,000           0.00% 8/15/2006                                  3,273,176
               Green Tree Financial Corporation
3,000,000          9.00% 6/15/2025                                   3,021,540
               Green Tree Financial Corporation
1,450,000          7.30% 9/15/2026                                   1,458,461
               Green Tree Financial Corporation
2,500,000          7.30% 12/15/2026                                  2,430,450
               Green Tree Financial Corporation
4,000,000          7.75% 7/15/2027                                   4,256,086
               First Union - Lehman Brothers
                Commercial Mortgage
1,000,000          6.64% 3/18/2011                                   1,003,125
               Prudential Home Mortgage Securities
1,000,000           7.38% 8/25/2023                                  1,012,984
               Prudential Home Mortgage Securities
  371,261           7.00% 5/25/2023                                    371,820
               Standard Credit Card Master Trust
4,000,000           5.95% 10/7/2004                                  4,079,900
                                                                 -------------
               TOTAL ASSET BACKED SECURITIES
                    (COST $24,748,970)                              25,053,423
                                                                 -------------
               CORPORATE BONDS                           21.0%
               BANK                                       0.8%
               Citicorp***
1,000,000      6.375% 11/15/2008                                     1,039,297
                                                                 -------------
               FINANCE                                   11.2%
               Donaldson, Lufkin & Jenrette***
2,000,000          6.11% 5/15/2001                                   2,005,588
               Equitable Life Assurance***
2,000,000          7.70% 12/1/2015                                   2,200,320


See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                           % OF         MARKET
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
            FINANCE - CONTINUED
            Ford Motor Credit***
1,000,000        6.625% 6/30/2003                                    $1,037,978
            General Motors Acceptance Corporation***
1,000,000        7.50% 5/10/2004                                      1,070,000
            Goldman Sachs Group LP - Rule 144A***
1,500,000        6.625% 12/1/2004                                     1,534,715
            Grand Met**,***
2,105,000        0% 1/6/2004                                          1,551,945
            Metropolitan Life Insurance Company***
2,000,000       7.70% 11/1/2015                                       2,221,216
            Swiss Bank Corporation***
1,500,000       7.38% 6/15/2017                                       1,591,076
            Swiss Bank Corporation***
1,500,000       7.50% 7/15/2025                                       1,641,452
                                                                  -------------
                                                                     14,854,290
                                                                  -------------
            INDUSTRIAL                                     5.6%
            Lubrizol Corporation***
2,000,000        5.88% 12/1/2008                                      1,992,722
            Ryder System, Inc.***
1,500,000        6.60% 11/15/2005                                     1,505,835
            ServiceMaster***
2,000,000       7.10% 3/1/2018                                        1,971,162
            WMX Technologies***
2,000,000        6.70% 5/1/2001                                       2,036,158
                                                                  -------------
                                                                      7,505,877
                                                                  -------------
            TRANSPORTATION                                 1.5%
            Ford Motor Company***
2,000,000        6.50% 8/1/2018                                       2,049,190
                                                                  -------------
            UTILITIES                                      1.8%
            GTE Corp.***
2,250,000       6.84% 4/15/2018                                       2,407,259
                                                                  -------------
            TOTAL CORPORATE BONDS
            (COST $27,359,752)                                       27,855,913
                                                                  -------------
            PROLOAN PIPELINE                              34.1%
6,808,035   When-Issued Commitments                                  45,329,074
                                                                  -------------
            (Cost $46,808,035)
            SHORT TERM INVESTMENTS                         9.2%
            COMMERCIAL PAPER                               6.0%
            General Motor***
5,000,000       5.26% 1/15/1999                                       4,989,042
            Merrill Lynch***
3,000,000       5.16% 1/6/1999                                        2,997,420
                                                                  -------------
                                                                      7,986,462
                                                                  -------------

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                           % OF        MARKET
PAR VALUE                                                NET ASSETS    VALUE
---------                                                ----------    -----
            REPURCHASE AGREEMENT                            3.2%
            Northern Trust Repurchase Agreement***
            4.35% 1/4/99 (Collateralized by $4,286,576
4,202,000   FNMA Discount Notes 0%, due March 11, 1999)            $  4,202,000
                                                                   ------------
            TOTAL SHORT TERM INVESTMENTS
                (COST $12,188,462)                                   12,188,462
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES               133.4%
                 (COST $ 177,255,077)                               177,183,458
                                                                   ------------
            Liabilities in Excess of
                Other Assets                              (33.4%)   (44,335,911)
                                                                   ------------
            NET ASSETS                                    100.0%    132,847,547
                                                                   ============

           * The rate shown on variable rate securities represents the rate at December 31, 1998.

           ** Security carried at zero coupon during its term and traded at less than par value.

           ***  Security segregated at custodian for "when-issued" commitments.

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS
Investments in securities at market value
   (cost $177,255,077)                                            $ 177,183,458

Cash                                                                     18,081
Receivables:
    Interest                                                            874,988
    Securities sold                                                   1,558,275
Deferred organization costs, net                                         83,465
Other assets                                                             16,745
                                                                  -------------
   Total assets                                                     179,735,012
                                                                  -------------
LIABILITIES

Payables:
   Investment securities purchased - when-issued                     46,808,035
Due to advisor (Note 3)                                                  38,715
Due to distributor (Note 3)                                                 360
Other accrued expenses                                                   40,355
                                                                  -------------
      Total liabilities                                              46,887,465
                                                                  -------------

NET ASSETS                                                        $ 132,847,547
                                                                  =============
COMPOSITION OF NET ASSETS
   Paid-in capital                                                $ 131,999,189
   Undistributed net investment income                                    1,827
   Undistributed net realized gain
     on investments                                                     918,150
   Net unrealized depreciation on investments                           (71,619)
                                                                  -------------
Net assets                                                        $ 132,847,547
                                                                  =============

Number of shares issued and outstanding
   (unlimited shares authorized no par value)                         8,772,449
                                                                  =============

Net asset value per share                                         $       15.14
                                                                  =============

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income                                                  $ 7,465,333
                                                                    -----------
EXPENSES:
   Subadviser fees (Note 3)                                             266,833
   Management fees  (Note 3)                                            187,986
   Distribution fees (Note 3)                                           125,324
   Fund accounting fees                                                  66,107
   Administration fees  (Note 3)                                         56,132
   Professional fees                                                     39,996
   Registration fees                                                     35,000
   Custodian fees                                                        25,047
   Transfer agent fees                                                   24,499
   Amortization of deferred organization costs                           21,039
   Insurance                                                             16,502
   Directors fees (Note 3)                                               10,512
   Miscellaneous expenses                                                 9,850
                                                                    -----------
       Total expenses                                                   884,827
       Subadviser fees waived (Note 3)                                  (60,047)
       Distribution fees waived (Note 3)                                (76,915)
                                                                    -----------
   Net expenses                                                         747,865
                                                                    -----------
NET INVESTMENT INCOME                                                 6,717,468
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments                                      1,729,573
Net change in unrealized depreciation on investments                   (522,996)
                                                                    -----------
Net gain on investments                                               1,206,577
                                                                    -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                        $ 7,924,045
                                                                    ===========

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                               October 31, 1997*
                                             Year Ended             through
                                          December 31, 1998    December 31, 1997
                                          -----------------    -----------------
INCREASE IN NET ASSETS

Operations:
   Net investment income                     $  6,717,468        $  1,097,247
   Net realized gain on investments             1,729,573              85,477
   Net change in unrealized appreciation/
    (depreciation) on investments                (522,996)            451,377
                                             ------------        ------------
   Net increase in net assets
      resulting from operations                 7,924,045           1,634,101
                                             ------------        ------------

Distributions to shareholders:
   From net investment income                  (6,717,468)         (1,095,420)
   From capital gains                            (896,900)               --
                                             ------------        ------------

   Total distributions                         (7,614,368)         (1,095,420)
                                             ------------        ------------

Capital share transactions:
   Proceeds from shares sold                    8,600,000         119,516,324
   Net asset value of shares issued on
      reinvestment of distributions             3,289,154             493,711
                                             ------------        ------------

   Net increase from capital share
     transactions                              11,889,154         120,010,035
                                             ------------        ------------

NET INCREASE IN NET ASSETS                     12,198,831         120,548,716

NET ASSETS
Beginning of period                           120,648,716             100,000
                                             ------------        ------------
End of period (including undistributed net
  investment income of $1,827 and $1,827,
  respectively)                              $132,847,547        $120,648,716
                                             ============        ============

CHANGE IN SHARES
Shares sold                                       565,141           7,951,789
Shares issued on reinvestment of
 distributions                                    215,905              32,947
Shares redeemed                                        --                  --
                                             ------------        ------------
   Net increase                                   781,046           7,984,736
                                             ============        ============

*Commencement of operations.

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT. THE CALCULATIONS ARE BASED ON AVERAGE NUMBER OF SHARES OUTSTANDING FOR THE PERIOD.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               October 31, 1997*
                                              Year Ended            through
                                           December 31, 1998   December 31, 1997
                                           -----------------   -----------------

Net asset value, beginning of period          $     15.10         $     15.00
                                              -----------         -----------
Income from investment operations
   Net investment income                             0.80                0.14
   Net realized and unrealized gains
     on investments                                  0.15                0.10
                                              -----------         -----------

      Total from investment operations               0.95                0.24
                                              -----------         -----------

Distributions
    Net investment income                           (0.80)              (0.14)
    Capital gains                                   (0.11)               --
                                              -----------         -----------
                                                    (0.91)              (0.14)
                                              -----------         -----------

Net asset value, end of period                $     15.14         $     15.10
                                              ===========         ===========

Total return                                         6.48%               1.58%+

Net assets at end of period (in 000's)        $   132,848         $   120,649

Ratio of expenses to average net assets:
  Before expenses waived                             0.71%               0.63%#
  After expenses waived                              0.60%               0.58%#

Ratio of net investment income to average
   net assets (net of expenses waived)               5.36%               5.41%#

Portfolio turnover rate                             39.39%               1.29%+

----------
* COMMENCEMENT OF OPERATION.

+ NOT ANNUALIZED.

# ANNUALIZED.

                           BUILDERS PROLOAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


(1)      ORGANIZATION AND BUSINESS

         The Builders ProLoan Fund (the "Fund"), constituting the initial series of The Builders ProLoan Fund, Inc. (the "Corporation"), was organized as a Maryland corporation on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Builders ProLoan Fund. Investment operations of the Fund began on October 31, 1997. The investment objective of the Fund is current income.

         The Fund typically invests in mortgage-backed securities which represent interests in single- or multi-family home mortgages originated through the ProLoan program. The ProLoan program is a coordinated effort involving real estate professionals, home builders, mortgage originators and organized building trade unions. To qualify for a ProLoan home mortgage loan, a borrower's single- or multi-family home must be: (1) substantially union-built, as determined by the Manager, and (2) newly constructed or substantially renovated. In addition, the borrower's mortgage loan must be eligible to be secured by a Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") guarantee. Each mortgage loan meeting the above qualifications, as established by the Manager, is referred to hereinafter as a "ProLoan." The Fund also may purchase whole loan mortgages originated through the ProLoan program and not eligible to be secured by a GNMA, FNMA or FHLMC guarantee.

         The ProLoan interest rate and points generally are established by the Subadviser each week, based on its survey of local markets and the ability of the Fund to invest in additional mortgage-backed securities. The Fund has entered into agreements with selected banks, mortgage lenders and other financial institutions (collectively, the "Lenders"), pursuant to which the Lenders agree to originate ProLoans at the established interest rate and points. The ProLoan program allows a borrower to reduce interest rate exposure by locking in the interest rate on a ProLoan, typically for 180 days prior to the closing of the ProLoan, to allow time for construction or renovation of the borrower's home. This interest rate protection is offered in exchange for a commitment fee from the borrower, which is refundable to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the 180-day interest rate lock-in period and thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are allocated between the Fund and the Lender in amounts agreed to by the Fund and the Lender. A borrower may be offered the opportunity to reduce the interest rate on a ProLoan prior to closing if market interest rates have declined from the interest rate set

                           BUILDERS PROLOAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


         on the commitment date in exchange for a stated fee, which typically is one-half of one percent of the borrower's principal loan amount. This "float-down" fee is retained by the Fund. A borrower also may be offered the opportunity to purchase additional 30-day extensions of interest rate protection, at the discretion of the Subadviser, if the borrower's home or renovations are not completed by the date initially set for closing. This extended interest rate protection is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary mortgages. The advantage to the borrower is that interest rate risk is reduced for an effective period of time during the construction or renovation of the borrower's home. The advantage to home builders and real estate agents is that the ProLoan program may attract potential home buyers. The ProLoan program is designed to encourage the use of union craftsmen and promote employment in the home building trade and related industries. There is no assurance that the ProLoan program will achieve these objectives.

         To create mortgage-backed securities from the underlying ProLoans, each Lender pools its ProLoans and submits these pools to GNMA, FNMA or FHLMC for securitization and the appropriate agency's guarantee. Or, at the Subadvisers discretion, a closed ProLoan may be sold instead of being included in a pool by a Lender. The Fund purchases the ProLoan mortgage-backed securities guaranteed by GNMA, FNMA or FHLMC from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. The mortgage-backed securities typically are delivered to the Fund after the interest rate security period and after the underlying ProLoans have closed, usually within 60 days after closing. The ProLoan program is currently operating in the Missouri, Illinois, Ohio and Michigan metropolitan area. The Fund's principal investor is the Carpenters' District Council of Greater St. Louis.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

                           BUILDERS PROLOAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


         (a)      Investment Valuation

                  Securities are valued at market value based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotation are not readily available are valued at amortized costs or original cost plus accrued income, both of which approximate current value.

                  QUALIFIED MORTGAGE LOAN COMMITMENTS are valued at an amount equal to the principal amount of the underlying mortgage commitments multiplied by any positive difference between par and the six-month forward to-be-announced ("TBA") price of Federal National Mortgage Association ("FNMA") mortgage-backed securities with a coupon nearest to, but not greater than, the rate for such securities that have a coupon equal to the weighted average yield for all such loans, minus 0.625% (the approximate amount that would be spent by the Fund for servicing, guarantee fees and securitization costs had such loans been securitized).

                  WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its Custodian will segregate cash or other liquid assets equal to the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

                           BUILDERS PROLOAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


         (b)      Organization Costs

                  Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over 5 years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

         (c)      Federal Income and Excise Taxes

                  The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net realized capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         (d)      Distribution to Shareholders

                  Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

         (e)      Other

                  Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

                           BUILDERS PROLOAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


(3)      MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

         (a)      Management Fee

                  The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

         (b)      Subadviser Fee

                  The Advisor has entered into an Investment Subadvisory Agreement with Commerce Bank, N.A. (the "Subadviser"). Under the terms of this agreement, the Manager will pay the Subadviser an annual fee as follows: .25% of the first $50 million of the Fund's average daily net assets; .20% of the next $50 million of average daily net assets; and .165% of average daily net assets in excess of $100 million. The fee will be accrued daily and payable monthly. The Subadviser has agreed to waive its subadvisory fees such that the fees do not exceed .165% of the Fund's average daily net assets until December 31, 1999. For the year ended December 31, 1998, the Subadviser waived $60,047 of its fees.

         (c)      Administration Fee

                  The Corporation has entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervise other organizations that provide services to the Fund. Effective August 1, 1998, the Fund will pay the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly. Prior to August 1, 1998, the Fund paid the Administrator 0.05% of the Fund's average daily net assets, payable monthly and subject to an annual minimum of $40,000.

         (d)      Distributor and Distribution Plan

                  Pursuant to Rule 12b-1 under the 1940 Act, the Corporation has adopted a Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Huntleigh Fund Distributors, Inc. (the "Distributor") at an annual rate of 0.10% of

                           BUILDERS PROLOAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                  the Fund's average daily net assets, payable monthly to compensate the Distributor for distribution and shareholder service activities. The Distributor has agreed to limit the Fund's operating expenses (excluding advisory, sub-advisory and distribution fees) to .18% per annum of the Fund's average daily net assets during a period which will end on December 31, 2002. The Fund will reimburse the distributor for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the .18% expense limitation. For the year ended December 31, 1998, the Distributor waived $76,915 of its fees.

         Certain officers and directors of the Corporation are also officers and directors of the Manager, Distributor and Administrator. Certain "independent directors", as defined by the Investment Company 1940 Act, are compensated by the Fund an annual fee of $2,000 and is reimbursed for any expenses incurred in attending meetings.

(4)      INVESTMENT TRANSACTIONS

         The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 1998, is summarized below:

         Purchases                                   $64,840,169
         Sales                                       $46,793,991

         At December 31, 1998, gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $177,255,077 were as follows:

         Gross unrealized appreciation              $ 47,086,611
         Gross unrealized depreciation               (47,158,230)
                                                    ------------
         Net appreciation on investments            $    (71,619)
                                                    ============

(5)      IN-KIND CONTRIBUTION TRANSACTIONS

         At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased 7,951,789 Fund shares through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Builders ProLoan Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Builders ProLoan Fund (the sole fund comprising Builders ProLoan Fund, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997, and the financial highlights for the year ended December 31, 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by corresponding with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Builders ProLoan Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997, and the financial highlights for the year ended December 31, 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



St. Louis, Missouri
January 15, 1999